UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 4, 2020
L3HARRIS TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-3863	34-0276860

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1025 West NASA Boulevard
Melbourne,	Florida	32919
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (321) 727-9100

No change

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	LHX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 8.01    Other Events.
On March 4, 2020, L3Harris Technologies, Inc. (the “Company”) launched and priced an underwritten public offering of $250 million aggregate principal amount of Floating Rate Notes due March 2023 (the “Notes”) pursuant to an underwriting agreement, dated March 4, 2020 (the “Underwriting Agreement”), among the Company and Deutsche Bank Securities Inc. and U.S. Bancorp Investments, Inc. The Notes will bear interest at a floating rate, reset quarterly, equal to three-month LIBOR plus 0.750% per year, and will mature on March 10, 2023. The Notes will be unsecured and unsubordinated and will rank equally in right of payment with all other unsecured and unsubordinated indebtedness of the Company from time to time outstanding. The offering is being made pursuant to the Company’s effective registration statement on Form S-3 (Registration Statement No. 333-233827) previously filed with the Securities and Exchange Commission on September 18, 2019. The Underwriting Agreement contemplates that the Notes will be issued under an Indenture, dated as of September 3, 2003, between the Company and The Bank of New York Mellon Trust Company, N.A., as successor to The Bank of New York, as trustee. The sale of the Notes is expected to close on March 13, 2020, subject to customary closing conditions. A copy of the Underwriting Agreement is filed herewith as Exhibit 1.1 and incorporated herein by reference.

The Company intends to use the net proceeds of the offering of the Notes together with cash on hand, to repay at maturity $250 million aggregate principal amount of its Floating Rate Notes due April 2020, which mature on April 30, 2020, and for general corporate purposes.

Item 9.01 Financial Statements and Exhibits.

     (d) Exhibits.

      The following exhibit is filed herewith:

Exhibit Number	Description
1.1	Underwriting Agreement, dated as of March 4, 2020, among L3Harris and Deutsche Bank Securities Inc. and U.S. Bancorp Investments, Inc.
104	Cover Page Interactive Data File formatted in Inline XBRL

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

L3HARRIS TECHNOLOGIES, INC.
	By:	/s/ Jesus Malave Jr.
		Name:	Jesus Malave Jr.
Date: March 4, 2020		Title:	Senior Vice President and Chief Financial Officer

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